United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 25, 2022

Pineapple Energy Inc

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On April 25, 2022, Pineapple Energy Inc (the "Company") entered into a Third Amendment to Purchase Agreement ("Third Amendment") to the Purchase Agreement dated November 18, 2021, as amended pursuant to (i) a First Amendment to Purchase Agreement dated February 15, 2022 and (ii) a Second Amendment to Purchase Agreement dated April 11, 2022 (collectively the "Purchase Agreement") with Buhl Investors LLC, a Minnesota limited liability company, or its assigns ("Buyer") for the sale of the Company's headquarters building ("the Building") located at 10900 Red Circle Drive, Minnetonka, Minnesota, for $6.8 million.

Among other things, the Third Amendment extends the Contingency Termination Date, as defined in the Purchase Agreement, from April 26, 2022 to May 26, 2022, and the Closing Date, as defined in the Purchase Agreement, to on or before June 10, 2022.

The closing of the transaction is subject to a number of closing conditions, including (i) Buyer's ability to complete due diligence by the Contingency Termination Date--of which the Buyer has now waived contingency rights strictly related to title, survey conditions and physical conditions, (ii) Buyer's ability to obtain regulatory approval for its intended use of the property as a multi-tenant office building, as well as (iii) the Company and Buyer negotiating and entering a lease agreement under which the Company or an affiliated company would lease a portion of the space within the Building.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed with this Form 8-K.

Exhibit Number	Exhibit
10.1	Third Amendment to Purchase Amendment dated April 26, 2022 to Purchase Agreement dated November 18, 2021, as amended, between the Company and Buhl Investors LLC, with respect to property at 10900 Red Circle Drive, Minnetonka, Minnesota.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC

	By:	/s/ Mark D. Fandrich
Mark D. Fandrich, Chief Financial Officer

Date: Date: April 28, 2022